American Century Investments®
Quarterly Portfolio Holdings
Avantis® All Equity Markets ETF (AVGE)
May 31, 2026

Avantis All Equity Markets ETF - Schedule of Investments
MAY 31, 2026 (UNAUDITED)

	Shares	Value ($)
UNDERLYING FUNDS(1) — 99.9%
Domestic Equity Funds — 70.3%
Avantis Real Estate ETF	569,033	27,011,996
Avantis U.S. Equity ETF	3,316,254	422,789,222
Avantis U.S. Large Cap Value ETF	1,665,142	150,329,020
Avantis U.S. Mid Cap Equity ETF	168,298	13,231,589
Avantis U.S. Mid Cap Value ETF	168,498	13,351,782
Avantis U.S. Small Cap Equity ETF	483,436	33,294,237
Avantis U.S. Small Cap Value ETF	286,331	34,374,037
		694,381,883
International Equity Funds — 29.6%
Avantis Emerging Markets Equity ETF	707,208	68,556,743
Avantis Emerging Markets Small Cap Equity ETF	129,397	9,236,358
Avantis Emerging Markets Value ETF	504,252	34,142,903
Avantis International Equity ETF	1,143,946	104,842,651
Avantis International Large Cap Value ETF	668,265	53,354,277
Avantis International Small Cap Equity ETF	132,116	10,509,828
Avantis International Small Cap Value ETF	111,886	12,332,075
		292,974,835
TOTAL UNDERLYING FUNDS (Cost $712,757,977)		987,356,718
SHORT-TERM INVESTMENTS — 0.1%
Money Market Funds — 0.1%
State Street Institutional U.S. Government Money Market Fund, Premier Class (Cost $761,463)	761,463	761,463
TOTAL INVESTMENT SECURITIES — 100.0% (Cost $713,519,440)		988,118,181
OTHER ASSETS AND LIABILITIES — 0.0%		8,002
TOTAL NET ASSETS — 100.0%		$988,126,183

NOTES TO SCHEDULE OF INVESTMENTS
(1)Investments are funds within the American Century Investments family of funds and are considered affiliated funds.

SUPPLEMENTARY NOTES TO SCHEDULE OF INVESTMENTS

1. Underlying Funds

The fund invests in a combination of Avantis exchange-traded funds (the underlying funds). The underlying funds represent a broadly diversified basket of equity securities. The portfolio holdings of each underlying fund are available at avantisinvestors.com or upon request at 1-800-345-2021.

2. Investment Valuations

The fund determines the fair value of its investments and computes its net asset value (NAV) per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The value of investments of the fund is determined by American Century Investment Management, Inc. (ACIM) (the investment advisor), as the valuation designee, pursuant to its valuation policies and procedures. The Board of Trustees oversees the valuation designee and reviews its valuation policies and procedures at least annually.

Open-end management investment companies are valued at the reported NAV per share. Exchange-traded funds are listed or traded on a domestic securities exchange and are valued at the last reported sales price or at the official closing price as provided by the exchange.

3. Fair Value Measurements

The fund's investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

As of period end, the fund's investment securities were classified as Level 1. The Schedule of Investments provides additional information on the fund's portfolio holdings.

4. Affiliated Fund Transactions

A summary of transactions for each underlying fund for the period ended May 31, 2026 follows (amounts in thousands):

Fund/Underlying Fund	Beginning Value	Purchase Cost	Sales Cost	Change in Net Unrealized Appreciation (Depreciation)	Ending Value	Ending Shares	Net Realized Gain (Loss)	Distributions Received(1)
Avantis Real Estate ETF	$15,543	$10,233	$133	$1,369	$27,012	569	$19	$454
Avantis U.S. Equity ETF	258,863	103,916	1,390	61,400	422,789	3,316	921	2,260
Avantis U.S. Large Cap Value ETF	86,759	37,437	516	26,649	150,329	1,665	295	935
Avantis U.S. Mid Cap Equity ETF	8,132	3,837	53	1,316	13,232	168	21	71
Avantis U.S. Mid Cap Value ETF	8,224	3,780	52	1,400	13,352	168	21	79
Avantis U.S. Small Cap Equity ETF	19,676	8,899	126	4,845	33,294	483	55	170
Avantis U.S. Small Cap Value ETF	21,309	8,271	128	4,922	34,374	286	60	258
Avantis Emerging Markets Equity ETF	37,603	15,300	219	15,873	68,557	707	130	698
Avantis Emerging Markets Small Cap Equity ETF	5,963	2,348	41	966	9,236	129	9	110
Avantis Emerging Markets Value ETF	21,212	7,811	127	5,247	34,143	504	60	479
Avantis International Equity ETF	65,842	25,466	368	13,903	104,843	1,144	231	965
Avantis International Large Cap Value ETF	33,096	12,706	181	7,733	53,354	668	125	613
Avantis International Small Cap Equity ETF	6,497	2,523	40	1,530	10,510	132	19	96
Avantis International Small Cap Value ETF	7,525	2,514	36	2,329	12,332	112	33	145
	$596,244	$245,041	$3,410	$149,482	$987,357	10,051	$1,999	$7,333
(1)Distributions received includes distributions from net investment income and from capital gains, if any.
This schedule of investments provides information about the fund’s portfolio holdings as of the date on the schedule. It is unaudited, and American Century Investments assumes no obligation to update or supplement the schedule to reflect subsequent changes. More information is available in the fund’s most recent annual or semiannual financial statements.